CREDIT SUISSE  [GRAPHIC OMITTED]
                                     CREDIT SUISSE INTERNATIONAL

                                     One Cabot Square,   Telephone 020 7888 8888
                                     London E14 4QJ      www.credit-suisse.com


                              FACSIMILE COVER SHEET

To: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9 Trust

Attention:                    Heakyung Chung, CSIN Marketer

Fax number:                   To be hand delivered by Heakyung Chung

Date:                         30 October 2006

Pages (including cover page):               8

Our Reference No: External ID: 53159588N3  / Risk ID: 447575253

Credit Suisse International has entered into a transaction with you as attached. Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, PLEASE ARRANGE FOR THE CONFIRMATION TO BE SIGNED BY YOUR AUTHORISED SIGNATORIES and return a signed copy to this office to the facsimile listed below.

FOR INTEREST RATE PRODUCTS:              FOR EQUITY DERIVATIVES:
Telephone Numbers: (212) 538-9370        Telephone numbers: (212) 538-4437/(212)
Facsimile number: (917) 326-8603         538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@           Facsimile number: (212) 325-8173
       credit-suisse.com

FOR CREDIT DERIVATIVES:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.



CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                                 30 October 2006

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9 Trust

External ID: 53159588N3

________________________________________________________________________________

Dear Sir/Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

IN THIS CONFIRMATION "CSIN" MEANS CREDIT SUISSE INTERNATIONAL AND "COUNTERPARTY" MEANS DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF RALI 2006-QA9 TRUST.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 ISDA Definitions.

        This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 October 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

        CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


2. The terms of the particular Transaction to which this Confirmation relates are as follows:

               Notional Amount:         USD 367,595,000  subject to amortization
                                        as set out in the Additional Terms attached hereto

               Trade Date:              19 October 2006

               Effective Date:          30 October 2006

               Termination Date:        25 September 2011, subject to adjustment
                                        in   accordance   with   the   Following
                                        Business Day Convention

Fixed Amounts:

               Fixed Rate Payer:        Counterparty

               Fixed Rate Payer
               Payment Dates:           The 25th of each month, commencing on 25
                                        November 2006, subject to adjustment in accordance with the Following Business
                                        Day Convention,  using No Adjustment for
                                        Period End Dates

               Fixed Rate Payer
               Initial Calculation
               Period: From and including 30 October 2006 up to but excluding 25 November 2006, subject to No Adjustment

               Fixed Rate:              5.217%

               Fixed Rate
               Day Count Fraction:      30/360

        Floating Amounts:

               Floating Rate Payer:     CSIN

               Floating Rate Payer
               Payment Dates:           The 25th of each month, commencing on 25
                                        November 2006, subject to adjustment in accordance with the Following Business
                                        Day Convention.

               Floating Rate Payer
               Initial Calculation
               Period: From and including 30 October 2006 up to but excluding 25 November 2006, subject to adjustment in accordance with the Following Business Day Convention.

               Floating Rate Option:    USD-LIBOR-BBA provided, however, that in
                                        respect  of  the  Floating   Rate  Payer
                                        Initial   Calculation   Period,   Linear
                                        Interpolation shall apply based upon a Designated Maturity of 2 weeks and a Designated Maturity of 1 month.

               Designated Maturity:     1 month (except as noted above)

               Spread:                  None

               Floating Rate
               Day Count Fraction:      Actual/360

               Reset Dates:             The  first  day   of  each  Calculation
                                        Period.

               Compounding:             Inapplicable


        Business Day:                   New York

        Calculation Agent:              CSIN


Account Details:

               Payments to CSIN:             As advised separately in writing

               Payments to Counterparty:     As advised separately in writing

It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Trustee not individually or personally but solely as trustee of the Trust created pursuant to the PSA, in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorised and regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

                                ADDITIONAL TERMS


              -----------------------------------------------------------------
                CALCULATION PERIOD UP TO            NOTIONAL AMOUNT
               BUT EXCLUDING THE PAYMENT                 (USD):
              DATE SCHEDULED TO OCCUR ON:
              -----------------------------------------------------------------
                    25-NOVEMBER-2006                 367,595,000.00
              -----------------------------------------------------------------
                    25-DECEMBER-2006                 358,269,438.88
              -----------------------------------------------------------------
                    25-JANUARY-2007                  349,065,290.61
              -----------------------------------------------------------------
                    25-FEBRUARY-2007                 339,984,024.42
              -----------------------------------------------------------------
                    25-MARCH-2007                    331,028,314.24
              -----------------------------------------------------------------
                    25-APRIL-2007                    322,201,234.89
              -----------------------------------------------------------------
                    25-MAY-2007                      313,505,233.65
              -----------------------------------------------------------------
                    25-JUNE-2007                     304,941,349.25
              -----------------------------------------------------------------
                    25-JULY-2007                     296,511,431.11
              -----------------------------------------------------------------
                    25-AUGUST-2007                   288,218,101.63
              -----------------------------------------------------------------
                    25-SEPTEMBER-2007                280,063,229.01
              -----------------------------------------------------------------
                    25-OCTOBER-2007                  272,047,436.03
              -----------------------------------------------------------------
                    25-NOVEMBER-2007                 264,172,023.57
              -----------------------------------------------------------------
                    25-DECEMBER-2007                 256,403,642.20
              -----------------------------------------------------------------
                    25-JANUARY-2008                  248,764,906.62
              -----------------------------------------------------------------
                    25-FEBRUARY-2008                 241,256,382.92
              -----------------------------------------------------------------
                    25-MARCH-2008                    233,879,240.93
              -----------------------------------------------------------------
                    25-APRIL-2008                    226,635,029.71
              -----------------------------------------------------------------
                    25-MAY-2008                      219,525,020.26
              -----------------------------------------------------------------
                    25-JUNE-2008                     212,549,307.87
              -----------------------------------------------------------------
                    25-JULY-2008                     205,709,039.33
              -----------------------------------------------------------------
                    25-AUGUST-2008                   199,004,868.47
              -----------------------------------------------------------------
                    25-SEPTEMBER-2008                192,436,500.35
              -----------------------------------------------------------------
                    25-OCTOBER-2008                  186,004,365.13
              -----------------------------------------------------------------
                    25-NOVEMBER-2008                 179,711,678.00
              -----------------------------------------------------------------
                    25-DECEMBER-2008                 173,564,209.15
              -----------------------------------------------------------------
                    25-JANUARY-2009                  167,562,969.49
              -----------------------------------------------------------------
                    25-FEBRUARY-2009                 161,707,090.01
              -----------------------------------------------------------------
                    25-MARCH-2009                    155,996,052.78
              -----------------------------------------------------------------
                    25-APRIL-2009                    150,428,337.68
              -----------------------------------------------------------------
                    25-MAY-2009                      145,001,068.70
              -----------------------------------------------------------------
                    25-JUNE-2009                     139,713,220.41
              -----------------------------------------------------------------
                    25-JULY-2009                     134,564,003.81
              -----------------------------------------------------------------
                    25-AUGUST-2009                   129,552,972.71
              -----------------------------------------------------------------
                    25-SEPTEMBER-2009                124,685,308.84
              -----------------------------------------------------------------
                    25-OCTOBER-2009                  119,972,282.74
              -----------------------------------------------------------------
                    25-NOVEMBER-2009                 115,411,049.45
              -----------------------------------------------------------------
                    25-DECEMBER-2009                 111,551,673.10
              -----------------------------------------------------------------

              -----------------------------------------------------------------
                CALCULATION PERIOD UP TO            NOTIONAL AMOUNT
               BUT EXCLUDING THE PAYMENT                 (USD):
              DATE SCHEDULED TO OCCUR ON:
              -----------------------------------------------------------------
                    25-JANUARY-2010                  107,279,628.27
              -----------------------------------------------------------------
                    25-FEBRUARY-2010                 103,143,527.15
              -----------------------------------------------------------------
                    25-MARCH-2010                    99,134,355.96
              -----------------------------------------------------------------
                    25-APRIL-2010                    95,249,136.74
              -----------------------------------------------------------------
                    25-MAY-2010                      91,485,263.75
              -----------------------------------------------------------------
                    25-JUNE-2010                     87,840,367.00
              -----------------------------------------------------------------
                    25-JULY-2010                     84,311,935.32
              -----------------------------------------------------------------
                    25-AUGUST-2010                   80,897,074.25
              -----------------------------------------------------------------
                    25-SEPTEMBER-2010                77,594,041.04
              -----------------------------------------------------------------
                    25-OCTOBER-2010                  74,408,410.25
              -----------------------------------------------------------------
                    25-NOVEMBER-2010                 71,347,147.36
              -----------------------------------------------------------------
                    25-DECEMBER-2010                 68,386,882.46
              -----------------------------------------------------------------
                    25-JANUARY-2011                  65,525,257.90
              -----------------------------------------------------------------
                    25-FEBRUARY-2011                 62,760,039.72
              -----------------------------------------------------------------
                    25-MARCH-2011                    60,089,584.22
              -----------------------------------------------------------------
                    25-APRIL-2011                    57,507,985.41
              -----------------------------------------------------------------
                    25-MAY-2011                      55,008,426.01
              -----------------------------------------------------------------
                    25-JUNE-2011                     52,575,812.69
              -----------------------------------------------------------------
                    25-JULY-2011                     50,210,878.33
              -----------------------------------------------------------------
                    25-AUGUST-2011                   47,914,072.84
              -----------------------------------------------------------------
                    25-SEPTEMBER-2011                45,710,590.84
              -----------------------------------------------------------------

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                              Yours faithfully,

                                              Credit Suisse International




                                               By:_____________________________
                                                  Name:
                                                  Title:




Confirmed as of the date first written above:

Deutsche Bank Trust Company Americas, not in its individual capacity but solely as supplemental interest trust trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of RALI 2006-QA9 Trust



By:________________________________
   Name:
   Title:





Our Reference No: External ID: 53159588N3  / Risk ID: 447575253


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